Exhibit 99.3

@NFX is periodically published to keep shareholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

February 16, 2011

Newfield today released financial and operational results for the fourth quarter and full year 2010. The earnings and operational releases can be found on our website.

This edition of @NFX includes:
•	First quarter and full-year 2011 estimates
•	Updated tables detailing complete hedge positions. Items highlighted reflect new and/or changed data since our last publication on November 11, 2010.

FIRST QUARTER AND FULL YEAR 2011 ESTIMATES
1Q11 & FY11 Estimates
	Domestic		Int’l		Total
Production/Liftings	1QE	FY11	1QE	FY11	1QE	FY11
Natural gas – Bcf	46 – 48	191 – 194	–	–	46 – 48	191 – 194
Oil, condensate and NGLs – MMBbls	2.3 – 2.9	14.0 – 15.0	1.4 – 1.6	6.1 – 6.5	3.7 – 4.5	20.1 – 21.5
Total Bcfe	60 – 65	275 – 284	8 – 10	37 – 39	68 – 75	312 – 323

Average Realized Prices
Natural gas – $/Mcf	Note 1	Note 1
Oil, condensate and NGLs – $/Bbl	Note 2	Note 2	Note 3	Note 3
Mcf equivalent – $/Mcfe

Operating Expenses (per Mcfe):
Lease Operating
Recurring	$0.66 - $0.73	$0.63 - $0.70	$1.73 - $2.02	$1.66 - $1.93	$0.80 - $0.89	$0.76 - $0.85
Major (workovers, etc.)	$0.11 - $0.15	$0.14 - $0.19	$0.15 - $0.21	$0.22 - $0.31	$0.11 - $0.15	$0.15 - $0.20
Transportation	$0.36 - $0.40	$0.35 - $0.39	-	-	$0.31 - $0.35	$0.31 - $0.34

Production/Taxes Note 4	$0.27 - $0.32	$0.31 - $0.37	$5.56 - $7.11	$4.43 - $5.25	$0.93 - $1.17	$0.80 - $0.95

G&A, net	$0.67 - $0.71	$0.62 - $0.67	$0.19 - $0.21	$0.18 - $0.20	$0.61 - $0.65	$0.57 - $0.61

Capitalized internal costs					($0.35 - $0.40)	($0.32 - $0.36)

Interest Expense					$0.52 - $0.57	$0.48 - $0.53

Capitalized Interest					($0.23 - $0.26)	($0.18 - $0.22)

Tax rate (%)Note 5					36% - 38%	36% - 38%

Income taxes (%)
Current					14% - 16%	14% - 16%
Deferred					84% - 86%	84% - 86%

Note 1:
The price that the Company receives for natural gas production from the Gulf of Mexico and onshore Gulf Coast, after basis differentials, transportation and handling charges, typically averages $0.25 - $0.50 per MMBtu less than the Henry Hub Index.  Realized natural gas prices for our Mid-Continent properties, after basis differentials, transportation and handling charges, typically average 85-90% of the Henry Hub Index.

Note 2:
The price the Company receives for its Gulf Coast oil production, excluding NGLs, typically averages about 93-97% of the NYMEX West Texas Intermediate (WTI) price. The price the Company receives for its oil production in the Rocky Mountains, excluding NGLs, is currently averaging about $15-$17 per barrel below the WTI price. Oil production from the Company’s Mid-Continent properties, excluding NGLs, typically averages 90-95% of the WTI price.

Note 3:
Oil sales from the Company’s operations in Malaysia typically sell at a slight discount to Tapis, or today about 105-110% of WTI. Oil sales from the Company’s operations in China typically sell at $4-$6 per barrel less than the WTI price.

Note 4:	Guidance for production taxes determined using the average of the strip at 01/24/11 ($91.67/bbl, $4.69/mcf).
Note 5:	Tax rate applied to earnings excluding unrealized gains or losses on commodity derivatives.

NATURAL GAS HEDGE POSITIONS
Please see the tables below for our complete hedging positions.
The following hedge positions for the first quarter of 2011 and beyond are as of February 15, 2011:

First Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
24,300 MMMBtus	$6.30	—	—	—
9,900 MMMBtus*	—	$6.00 — $7.91	$6.00	$7.75 — $8.03

Second Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
24,570 MMMBtus	$6.30	—	—	—
10,010 MMMBtus*	—	$6.00 — $7.91	$6.00	$7.75 — $8.03

Third Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
24,840 MMMBtus	$6.30	—	—	—
10,120 MMMBtus*	—	$6.00 — $7.91	$6.00	$7.75 — $8.03

Fourth Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
12,030 MMMBtus	$6.03	—	—	—
17,440 MMMBtus*	—	$5.86 — $7.37	$5.50 — $6.00	$6.60 — $8.03

First Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
5,460 MMMBtus	$5.42	—	—	—
22,750 MMMBtus*	—	$5.59 — $6.55	$5.00 — $6.00	$5.20 — $7.10

Second Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
5,460 MMMBtus	$5.42	—	—	—
22,750 MMMBtus*	—	$5.44 — $6.26	$5.00 — $5.75	$5.20 — $7.00

Third Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
5,520 MMMBtus	$5.42	—	—	—
23,000 MMMBtus*	—	$5.44 — $6.26	$5.00 — $5.75	$5.20 — $7.00
Fourth Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,860 MMMBtus	$5.42	—	—	—
15,070 MMMBtus*	—	$5.51 — $6.41	$5.00 — $6.00	$5.20 — $7.55

First Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
4,500 MMMBtus	$5.33	—	—	—
10,800 MMMBtus*	—	$5.58 — $6.89	$5.00 — $6.00	$6.00 — $7.55

Second Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
4,550 MMMBtus	$5.33	—	—	—
10,920 MMMBtus*	—	$5.44 — $6.36	$5.00 — $5.75	$6.00 — $6.65

Third Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
4,600 MMMBtus	$5.33	—	—	—
11,040 MMMBtus*	—	$5.44 — $6.36	$5.00 — $5.75	$6.00 — $6.65

Fourth Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
4,600 MMMBtus	$5.33	—	—	—
6,770 MMMBtus*	—	$5.24 — $6.20	$5.00 — $5.75	$6.00 — $6.65

*These 3-way collar contracts are standard natural gas collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per MMMBtu as per the table above until the price drops below a weighted average price of $4.29 per MMMBtu. Below $4.29 per MMMBtu, these contracts effectively result in realized prices that are on average $1.32 per MMMBtu higher than the cash price that otherwise would have been realized.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX gas prices.
			Gas Prices
	$4	$5	$6	$7	$8	$9

2011 (in millions)
1st Quarter	$71	$42	$7	($17)	($42)	($76)
2nd Quarter	$71	$42	$7	($17)	($43)	($77)
3rd Quarter	$72	$42	$8	($17)	($43)	($78)
4th Quarter	$48	$27	$ -	($14)	($35)	($64)
Total 2011	$262	$153	$22	($65)	($163)	($295)

2012 (in millions)
1st Quarter	$35	$16	($7)	($19)	($47)	($75)
2nd Quarter	$31	$12	($7)	($26)	($54)	($82)
3rd Quarter	$32	$12	($7)	($26)	($54)	($83)
4th Quarter	$20	$9	($4)	($14)	($29)	($46)
Total 2012	$118	$49	($25)	($85)	($184)	($286)

2013 (in millions)
1st Quarter	$20	$8	($3)	($12)	($24)	($39)
2nd Quarter	$19	$6	($3)	($14)	($30)	($46)
3rd Quarter	$19	$6	($3)	($15)	($30)	($46)
4th Quarter	$13	$3	($3)	($13)	($25)	($36)
Total 2013	$71	$23	($12)	($54)	($109)	($167)

In the Rocky Mountains, we hedged basis associated with approximately 10 Bcf of our natural gas production from January 2011 through December 2012 to lock in the differential at a weighted average of $0.93 per MMBtu less than the Henry Hub Index.  In total, this hedge and the 8,000 MMBtu per day we have sold on a fixed physical basis for the same period results in an average basis hedge of $0.92 per MMBtu less than the Henry Hub Index.

In the Mid-Continent, we hedged basis associated with approximately 5 Bcf of our anticipated Stiles/Britt Ranch natural gas production from January 2011 through August 2011.  In total, this hedge and the 30,000 MMBtu per day we have sold on a fixed physical basis for the same period results in an average basis hedge of $0.52 per MMBtu less than the Henry Hub Index.  We have also hedged basis associated with approximately 23 Bcf of our natural gas production from this area for the period September 2011 through December 2012 at an average of $0.55 per MMBtu less than the Henry Hub Index.

Approximately 17% of our natural gas production correlates to Houston Ship Channel, 13% to Columbia Gulf, 13% to Texas Gas Zone 1, 11% to Southern Natural Gas, 4% to Tetco ELA, 3% to Tenn 100, 5% to CenterPoint/East, 18% to Panhandle Eastern Pipeline, 4% to Waha, 5% to Colorado Interstate, and 7% to others.

CRUDE OIL HEDGE POSITIONS
The following hedge positions for the first quarter of 2011 and beyond are as of February 15, 2011:

First Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
900,000 Bbls	$81.51	—	—	—
1,350,000 Bbls*	—	$ 77.67 — $107.82	$75.00 — $85.00	$102.25 — $121.50

Second Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
910,000 Bbls	$81.51	—	—	—
1,365,000 Bbls*	—	$ 77.67 — $107.82	$75.00 — $85.00	$102.25 — $121.50

Third Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
920,000 Bbls	$81.51	—	—	—
1,380,000 Bbls*	—	$ 77.67 — $107.82	$75.00 — $85.00	$102.25 — $121.50

Fourth Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
920,000 Bbls	$81.51	—	—	—
1,564,000 Bbls*	—	$ 77.35 — $107.60	$75.00 — $85.00	$102.25 — $121.50

First Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
546,000 Bbls	$82.27	—	—	—
2,093,000 Bbls*	—	$ 78.70 — $109.78	$75.00 — $85.00	$106.30 — $115.00

Second Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
546,000 Bbls	$82.27	—	—	—
2,093,000 Bbls*	—	$ 78.70 — $109.78	$75.00 — $85.00	$106.30 — $115.00

Third Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
552,000 Bbls	$82.27	—	—	—
2,116,000 Bbls*	—	$ 78.70 — $109.78	$75.00 — $85.00	$106.30 — $115.00

Fourth Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
552,000 Bbls	$82.27	—	—	—
2,116,000 Bbls*	—	$ 78.70 — $109.78	$75.00 — $85.00	$106.30 — $115.00

First Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,170,000 Bbls*	—	$ 80.00 — $110.54	$80.00	$109.50 — $111.40

Second Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,183,000 Bbls*	—	$ 80.00 — $110.54	$80.00	$109.50 — $111.40

Third Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,196,000 Bbls*	—	$ 80.00 — $110.54	$80.00	$109.50 — $111.40

Fourth Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,196,000 Bbls*	—	$ 80.00 — $110.54	$80.00	$109.50 — $111.40

*These 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per Bbl as per the table above until the price drops below a weighted average price of $59.22 per Bbl. Below $59.22 per Bbl, these contracts effectively result in realized prices that are on average $19.46 per Bbl higher than the cash price that otherwise would have been realized.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX oil prices.

	Oil Prices
	$40	$50	$60	$70	$80	$90	$100

2011 (in millions)
1st Quarter	$59	$50	$41	$21	$2	($7)	($16)
2nd Quarter	$60	$50	$41	$21	$3	($8)	($17)
3rd Quarter	$60	$51	$42	$21	$3	($8)	($17)
4th Quarter	$63	$54	$45	$22	$3	($8)	($17)
Total 2011	$242	$205	$169	$85	$11	($31)	($67)

2012 (in millions)
1st Quarter	$62	$57	$48	$25	$2	($4)	($9)
2nd Quarter	$62	$57	$48	$25	$2	($4)	($10)
3rd Quarter	$63	$57	$49	$25	$3	($4)	($10)
4th Quarter	$63	$57	$49	$25	$3	($5)	($10)
Total 2012	$250	$228	$194	$100	$10	($17)	($39)

2013 (in millions)
1st Quarter	$29	$29	$23	$12	$ -	$ -	$ -
2nd Quarter	$30	$30	$24	$12	$ -	$ -	$ -
3rd Quarter	$30	$30	$24	$12	$ -	$ -	$ -
4th Quarter	$30	$30	$24	$12	$ -	$ -	$ -
Total 2013	$119	$119	$95	$48	$ -	$ -	$ -

We provide information regarding our outstanding hedging positions in our annual and quarterly reports filed with the SEC and in our electronic publication -- @NFX.  This publication can be found on Newfield’s web page at http://www.newfield.com. Through the web page, you may elect to receive @NFX through e-mail distribution.

Newfield Exploration Company is an independent crude oil and natural gas exploration and production company. The Company relies on a proven growth strategy of growing reserves through the drilling of a balanced risk/reward portfolio and select acquisitions. Newfield's domestic areas of operation include the U.S. onshore Gulf Coast, the Anadarko and Arkoma Basins of the Mid-Continent, the Rocky Mountains and the Gulf of Mexico. The Company has international operations in Malaysia and China.